                                                                 EXHIBIT g(3)(i)

[ING FUNDS LOGO]

February 1, 2004

Ms. Katherine Dinella
Vice President
The Bank of New York-Securities Lending
32 Old Slip
15th Floor
New York, NY 10286

Dear Ms. Dinella:

Pursuant to the terms and conditions of the Securities Lending Agreement dated August 7,2003 and the Subscription Agreement dated August 8,2003 (the "Agreements"), we hereby notify you of the addition of ING LargeCap Value Fund, a newly established fund of ING Equity Trust (the "New Fund") to be included on the AMENDED EXHIBIT A to the Agreements as of February 1,2004 as shown.

The AMENDED EXHIBIT A has also been updated by the removal of ING VP Large Company Value Portfolio as this fund was recently dissolved. Further, AMENDED EXHIBIT A has been updated to reflect the recent name change of ING JPMorgan Fleming Small Cap Equity Portfolio to ING JPMorgan Small Cap Equity Portfolio.

Please signify your acceptance to provide services under the Agreements with respect to the New Fund by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,

                                             /S/ Michael J. Roland

                                             Michael J. Roland
                                             Executive Vice President & Chief
                                             Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ William P.Kelly
       ------------------------------------
Name:  WILLIAM P.KELLY
       ------------------------------------
Title: MANAGING DIRECTOR, DULY AUTHORIZED
       ------------------------------------

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

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                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

              SECURITIES LENDING AGREEMENT, SUBSCRIPTION AGREEMENT
                                  AND GUARANTY

FUND
--------------
ING EQUITY TRUST                                             ING INVESTORS TRUST (CONT.)
    ING Convertible Fund                                         ING Julius Baer Foreign Portfolio
    ING Disciplined LargeCap Fund                                ING Limited Maturity Bond Portfolio
    ING Equity and Bond Fund                                     ING Liquid Assets Portfolio
    ING LargeCap Growth Fund                                     ING Marsico Growth Portfolio
    ING LargeCap Value Fund                                      ING Mercury Focus Value Portfolio
    ING MidCap Opportunities Fund                                ING Mercury Fundamental Growth Portfolio
    ING MidCap Value Fund                                        ING MFS Mid Cap Growth Portfolio
    ING Real Estate Fund                                         ING MFS Research Portfolio
    ING SmallCap Opportunities Fund                              ING MFS Total Return Portfolio
    ING SmallCap Value Fund                                      ING PIMCO Core Bond Portfolio
    ING Tax Efficient Equity Fund                                ING PIMCO High Yield Portfolio
                                                                 ING Salomon Brothers All Cap Portfolio
ING FUNDS TRUST                                                  ING Salomon Brothers Investors Portfolio
   ING Classic Money Market Fund                                 ING Stock Index Portfolio
   ING High Yield Bond Fund                                      ING T. Rowe Price Capital Appreciation
   ING High Yield Opportunity Fund                               ING T. Rowe Price Equity Income Portfolio
   ING Intermediate Bond Fund                                    ING UBS U.S. Balanced Portfolio
   ING Lexington Money Market Trust                              ING Van Kampen Equity Growth Portfolio
   ING Money Market Fund                                         ING Van Kampen Global Franchise Portfolio
   ING National Tax-Exempt Bond Fund                             ING Van Kampen Growth and Income Portfolio
   ING Strategic Bond Fund                                       ING Van Kampen Real Estate Portfolio

ING INVESTMENT FUNDS, INC.                                    ING MAYFLOWER TRUST
   ING MagnaCap Fund                                             ING Growth + Value Fund
                                                                 ING International Value Fund
ING INVESTORS TRUST
   ING AIM Mid Cap Growth Portfolio                          ING MUTUAL FUNDS
   ING Alliance Mid Cap Growth Portfolio                         ING Emerging Countries Fund
   ING American Funds Growth Portfolio                           ING Foreign Fund
   ING American Funds Growth-Income Portfolio                    ING Global Equity Dividend Fund
   ING American Funds International Portfolio                    ING Global Real Estate Fund
   ING Capital Guardian Large Cap Value Portfolio                ING International Fund
   ING Capital Guardian Managed Global Portfolio                 ING International SmallCap Growth Fund
   ING Capital Guardian Small Cap Portfolio                      ING Precious Metals Fund
   ING Developing World Portfolio                                ING Russia Fund
   ING Eagle Asset Value Equity Portfolio                        ING Worldwide Growth Fund
   ING FMR(SM) Diversified Mid Cap Portfolio
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio       ING SERIES FUND, INC.
   ING Hard Assets Portfolio                                     Brokerage Cash Reserves
   ING International Portfolio                                   ING Aeltus Money Market Fund
   ING Janus Growth and Income Portfolio                         ING Balanced Fund
   ING Janus Special Equity Portfolio                            ING Bond Fund
   ING Jennison Equity Opportunities Portfolio                   ING Government Fund
   ING JPMorgan Small Cap Equity Portfolio                       ING Growth and Income Fund

     ING Growth Fund
     ING Index Plus LargeCap Fund
     ING Index Plus MidCap Fund
     ING Index Plus SmallCap Fund
     ING International Growth Fund
     ING Small Company Fund
     ING Strategic Allocation Balanced Fund
     ING Strategic Allocation Growth Fund
     ING Strategic Allocation Income Fund
     ING Technology Fund
     ING Value Opportunity Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
     ING VP Strategic Allocation Balanced Portfolio
     ING VP Strategic Allocation Growth Portfolio
     ING VP Strategic Allocation Income Portfolio

ING VARIABLE FUNDS
     ING VP Growth and Income Portfolio

ING VARIABLE INSURANCE TRUST
     ING VP Worldwide Growth Portfolio

ING VARIABLE PORTFOLIOS, INC.
     ING VP Growth Portfolio
     ING VP Index Plus LargeCap Portfolio
     ING VP Index Plus MidCap Portfolio
     ING VP Index Plus SmallCap Portfolio
     ING VP International Equity Portfolio
     ING VP Small Company Portfolio
     ING VP Technology Portfolio
     ING VP Value Opportunity Portfolio

ING VARIABLE PRODUCTS TRUST
     ING VP Convertible Portfolio
     ING VP Disciplined LargeCap Portfolio
     ING VP Growth + Value Portfolio
     ING VP Growth Opportunities Portfolio
     ING VP High Yield Bond Portfolio
     ING VP International Value Portfolio
     ING VP LargeCap Growth Portfolio
     ING VP MagnaCap Portfolio
     ING VP MidCap Opportunities Portfolio
     ING VP SmallCap Opportunities Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP BOND PORTFOLIO

ING VP EMERGING MARKETS FUND, INC.

ING VP MONEY MARKET PORTFOLIO